                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 9, 2001


                      PRODIGY COMMUNICATIONS CORPORATION
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
              --------------------------------------------------
                (State or other jurisdiction of incorporation)


           000-25333                                    04-3323363
   --------------------------               -------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

           6500 RIVER PLACE BLVD., BUILDING III, AUSTIN, TEXAS 78730
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (512) 527-1150


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 15, 2001, Prodigy Communications Corporation (the "Registrant") filed a Current Report on Form 8-K to report that on March 9, 2001 it notified PricewaterhouseCoopers LLP that its engagement as the Registrant's independent public accountants would be terminated following the issuance of its report on the Registrant's financial statements for the year ended December 31, 2000 and engaged Ernst & Young LLP to act as the Registrant's independent public accountants to audit its financial statements for the year ending December 31, 2001. This change in certifying accountants was approved by the audit committee of the board of directors.

     This Form 8-K/A amends the Form 8-K to reflect the fact that PricewaterhouseCoopers LLP has issued its report on the Registrant's financial statements for the year ended December 31, 2000, and, on April 2, 2001, the Registrant filed its Annual Report on Form 10-K for the year ended December 31, 2000 containing PricewaterhouseCoopers LLP's report on the Registrant's financial statements. Accordingly, the termination of PricewaterhouseCoopers LLP as the Registrant's independent public accountants has become effective.



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 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits


Exhibit
Number           Description
-------          -----------
16*              Letter from PricewaterhouseCoopers LLP dated March 15, 2001 to the
                 Commission.


*     Previously filed.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 16, 2001                 PRODIGY COMMUNICATIONS CORPORATION


                                      By: /s/ Daniel V. Iannotti
                                          ------------------------------
                                          Daniel V. Iannotti
                                          Senior Vice President, General Counsel
                                          and Secretary







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                 EXHIBIT INDEX


Exhibit
Number           Description
-------          -----------
16*              Letter from PricewaterhouseCoopers LLP dated March 15, 2001 to the
                 Commission.


*     Previously filed.